EATON VANCE TAX-ADVANTAGED BOND STRATEGIES FUND Supplement to Prospectus dated March 27, 2009

1.	The following replaces the Average Annual Total Return table and the first paragraph thereunder in "Performance Information." under "Fund Summary":

Average Annual Total Return as of December 31, 2008	One Year	Five Years	Ten Years

Class A Return Before Taxes	4.27%	3.17%	4.53%
Class C Return Before Taxes	5.63%	3.64%	4.76%
Class I Return Before Taxes	6.63%	3.64%	4.76%
Barclays Capital 5-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.79%	3.57%	4.56%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index of intermediate-maturity municipal obligations. Investors cannot invest directly in an index. (Source for the Barclays Capital 5-Year Municipal Bond Index returns: Lipper.) The performance of each Class of shares is that of the Predecessor Account adjusted to reflect any applicable sales charge of the Class, but not adjusted for other differences in expenses.

2.	The following replaces the Shareholder Fees table in "Fund Fees and Expenses." under "Fund Summary":

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value
at time of purchase or time of redemption)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None

3.	The following replaces the table in "Management." under "Management and Organization":

Average Daily Net Assets for the Month	Annual Fee Rate

Up to $500 million	0.55%
$500 million up to $1 billion	0.54%
$1 billion up to $2 billion	0.53%
$2 billion up to $5 billion	0.51%
$5 billion and over	0.50%

4.	The following replaces the Class A shares paragraph in "Choosing a Share Class." under "Purchasing Shares":

Class A shares are offered at net asset value plus a front-end sales charge of up to 2.25%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $100,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B and Class C shares because Class A has lower annual expenses than those classes.

5.	The following replaces the table in "Class A Front-End Sales Charge." under "Sales Charges":

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as a Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	1.00%
$1,000,000 or more	0.00**	0.00**	0.75%

*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

6.	The following replaces "Right of Accumulation." and "Statement of Intention." in "Reducing or Eliminating Class A Sales Charge." under "Sales Charges":

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $100,000 or more. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including retirement accounts) may be combined for purposes of the right of accumulation. Shares purchased and/ or owned in a SEP, SARSEP and SIMPLE IRA plan also may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

July 1, 2009

TABTATLPS